                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-C
                                 MONTHLY REPORT
                                 November, 1995

                                Distribution Date:  12/15/95
                                CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                        HA3,HB1
                                Trust Account:  3334223-0



1.   Collected Amount                                       $3,408,870.73

2.   Delinquent Payments Advanced/Recovered                     23,886.94

3.   Aggregate Repurchase Price for Contracts
     to be Repurchased                                                .00

4.   Amount Available (1+2+3)                               $3,432,757.67

     INTEREST

5.   Class A-1 Interest (6.20%)
     (a)  Current Interest                                  $  187,837.58
     (b)  Amount applied to Unpaid Class
          A-1 Interest Shortfall                                      .00
     (c)  Remaining Unpaid Class A-1 Interest Shortfall               .00

6.   Class A-2 Interest (6.35%)
     (a)  Current Interest                                  $  158,750.00
     (b)  Amount applied to Unpaid Class
          A-2 Interest Shortfall                                      .00
     (c)  Remaining Unpaid Class A-2 Interest Shortfall               .00

7.   Class A-3 Interest (6.55%)
     (a)  Current Interest                                  $   97,704.17
     (b)  Amount applied to Unpaid Class
          A-3 Interest Shortfall                                      .00
     (c)  Remaining Unpaid Class A-3 Interest Shortfall               .00

8.   Class M-1 Interest (7.05%)
     (a)  Current Interest                                  $   90,475.00
     (b)  Amount applied to Unpaid Class
          M-1 Interest Shortfall                                      .00
     (c)  Remaining Unpaid Class M-1 Interest Shortfall               .00

9.   Class M-2 Interest (7.30%)
     (a)  Current Interest                                  $   68,133.33
     (b)  Amount applied to Unpaid Class
          M-2 Interest Shortfall                                      .00
     (c)  Remaining Unpaid Class M-2 Interest Shortfall               .00

10.  Class B-1 Interest (7.20%)
     (a)  Current Interest                                  $   67,620.00
     (b)  Amount applied to Unpaid Class
          B-1 Interest Shortfall                                      .00
     (c)  Remaining Unpaid Class B-1 Interest Shortfall               .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-C
                                 MONTHLY REPORT
                                 November 1995

                              Distribution Date:  12/15/95
                              CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                       HA3,HB1
                              Trust Account:  3334223-0


11.  Class B-2 Interest (7.60%)
     (a)  Current Interest                                 $   53,260.84
     (b)  Amount applied to Unpaid Class
          B-2 Interest Shortfall                                     .00
     (c)  Remaining Unpaid Class B-2 Interest Shortfall              .00

12.  Monthly Principal
     (1)  Regular Principal Payments      $  380,627.84
     (2)  Principal Prepayments            1,680,362.82
     (3)  Delinquent Principal Advanced       48,455.78
     (4)  Net Losses                          35,251.27
     (5)  Contracts Repurchased due to Breach
          of Representations and Warranties
          (See attached)                            .00
     (6)  Bankruptcy Write-Down                     .00
     (7)  Unpaid Principal from Prior Months        .00
     (8)  Delinquent Payments Recovered      (39,205.25)

               Total Principal                              2,105,492.46

13.  Senior Percentage for such Payment Date                         100%

14.  Senior Percentage for following Payment Date                    100%

15.  Class A-1 Principal Distribution                       2,105,492.46
     (a)  Class A-1 Principal Balance                      34,250,168.41

16.  Class A-2 Principal Distribution                                .00
     (a)  Class A-2 Principal Balance                      30,000,000.00

17.  Class A-3 Principal Distribution                                .00
     (a)  Class A-3 Principal Balance                      17,900,000.00

18.  Class M-1 Principal Distribution                                .00
     (a)  Class M-1 Principal Balance                      15,400,000.00

19.  Class M-2 Principal Distribution                                .00
     (a)  Class M-2 Principal Balance                      11,200,000.00

     CLASS B PRINCIPAL DISTRIBUTION TESTS

20.  Average Sixty-Day Delinquency Ratio Test
     (a)  Sixty-Day Delinquency Ratio for Current
          Payment Date                                               .27%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 2.5%)                     .21%


                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-C
                                 MONTHLY REPORT
                                 November 1995

                              Distribution Date:  12/15/95
                              CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                       HA3,HB1
                              Trust Account:  3334223-0

21.  Average Thirty-Day Delinquency Ratio Test
     (a)  Thirty-Day Delinquency Ratio for Current
          Payment Date                                               .51%
     (b)  Average Thirty-Day Delinquency Ratio
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed 5.0%)             .40%

22.  Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for Current Payment
          Date (as a percentage of Cut-off Date Pool
          Principal Balance; may not exceed 10.0% from
          July 1, 1998 to June 30, 2001, 11.0% from July
          1, 2001 to June 30, 2002 and 12.0% thereafter)             .07%

23.  Current Realized Losses Test
     (a)  Current Realized Losses for Current
          Payment Date                                         37,441.47
     (b)  Current Realized Loss Ratio (total Realized
          Losses for most recent three months, multiplied
          by 4, divided by arithmetic average of Pool
          Scheduled Principal Balances for third preceding
          Payment and for current Payment Date; may not
          exceed 2.5%)                                               .24%

24.  Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on Current Payment Date) divided by Pool Scheduled
          Principal Balance for prior Payment Date (must
          equal or exceed 28.0%)                                   15.08%

25.  Class B-1 Principal Distribution Amount                         .00

     (a)  Class B-1 Principal Balance                      11,270,000.00

26.  Class B-2 Principal Distribution Amount                         .00

27.  Class B-2 Distribution (11+26)                            53,260.84

28.  Class B-2 Formula Distribution Amount                     53,260.84

29.  Aggregate Certificate Principal Balance              128,429,775.41

30.  Pool Scheduled Principal Balance                     128,429,775.41

31.  Class B-2 Principal Deficiency Amount (29-30)                   .00

32.  Class B-2 Guaranty Payment (28+31) -27                          .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-C
                                 MONTHLY REPORT
                                 November 1995

                             Distribution Date:  12/15/95
                             CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                     HA3,HB1
                             Trust Account:  3334223-0

33.  Class B-2 Principal Balance                               8,409,607.00

34.  Cumulative Class B-2 Guaranty Payment to Date                      .00

35.  Pool Factor
          Previous Month Pool Factor                              .93120013
          Current Month Pool Factor                               .91618016

36.  Aggregate Scheduled Balances of Delinquent
     Contracts as of Determination Date

     (a)  31-59 days           651,644.98       40
     (b)  60-89 days           148,480.03       11
     (c)  90 or more days      204,278.41       18

37.  Liquidated Contracts                                         35,455.13

38.  Number of Loans Remaining                                        8,632

39.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance
     was unavailable                                   10         90,093.57

40.  Monthly Servicing Fee (.75%)                                 81,584.54

41.  Guaranty Fee (3% cap) and reimbursement to
     Company for prior Class B-2 Guaranty Payments               326,338.17

     CLASS C CERTIFICATE

42.  Class C Residual Payment                                    195,561.58


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                     1995-C
                                 November, 1995
                              Defaulted Contracts



                                                       Estimated
                                         Repurchase     Loss at
Account#      Principal      Interest      Amount      Sale Date
--------      ---------      --------    ----------    ---------

15680336      10,083.20        58.31      10,141.51    10,595.70
15686300      15,168.60        87.72      15,256.32    16,192.97
15687155       9,999.47        57.83      10,057.30    10,652.80
             ----------      -------     ----------   ----------

TOTALS       $35,251.27      $203.86     $35,455.13   $37,441.47
             ==========      =======     ==========   ==========